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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________

                                    FORM 8-A

                          FOR REGISTRATION OF CERTAIN
                         CLASSES OF SECURITIES PURSUANT
                           TO SECTION 12(b) OR (g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

                         RUSHMORE FINANCIAL GROUP, INC.
                 (Name of small business issuer in its charter)

          TEXAS                                           75-2375969
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)


                          13355 Noel Road, Suite 650
                              Dallas, Texas 75240
                                (972) 450-6000
              (Address and telephone number, including area code,
                 of registrant's principal executive officer)

                        ______________________________

       Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
                   (Title of each class to be so registered)

                        ______________________________

                                Not applicable.
        (Name of each exchange on which each class is to be registered)

                        ______________________________

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

                        ______________________________

Securities Act registration file number to which this form relates:  333-42225
                        ______________________________

       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated by reference to "Description of Securities" in the prospectus forming part of the Registration Statement on Form SB-2, File No. 333-42225, effective February 17, 1998.

ITEM 2.  EXHIBITS.

     List below all exhibits filed as a part of the registration statement.

     Incorporated by reference to the exhibits attached to the Registration and incorporated by reference to the exhibits attached thereto.



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    REGISTRANT:

                                    RUSHMORE FINANCIAL GROUP, INC.


Date: March 25, 1998                          By:  /s/ D.M. Moore, Jr.
     ----------------------------                -------------------------------
                                                   D.M. Moore, Jr. President

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